SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) JUNE 8, 2000

                          LIGHTTOUCH VEIN & LASER, INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                      0-29301                 87-0575118
(State or other jurisdiction of      (Commission             (IRS Employer
        incorporation)               File Number)           Identification No.)



                  10663 MONTGOMERY ROAD, CINCINNATI, OHIO 45242
               (Address of principal executive offices) (Zip Code)


                                 (513) 891-8346
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)










Exhibit index on consecutive page 3

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 8, 2000, the registrant consummated the acquisition of Bluegrass Dermatology and Skin Surgery Center, P.S.C. and Center for Weight Control, PSC, pursuant to the terms of an Agreement of Merger. Effective July 1, 2000, these businesses will be merged into LightTouch Vein & Laser of Lexington, Inc. ("LightTouch-Lexington"), a Kentucky corporation formed for the purpose of effecting the acquisition. LightTouch-Lexington is a wholly-owned subsidiary of the registrant, LightTouch Vein & Laser, Inc., a Nevada corporation.

         The registrant is issuing 1,000,000 shares of its common stock to the owners of the businesses, Dr. John L. Buker and his wife. In addition, LightTouch-Lexington issued a promissory note to Dr. John L. Buker and his wife in the amount of $1,000,000. The note is secured by a security interest in all of the assets of LightTouch-Lexington and by a leasehold mortgage. Liabilities were also assumed by LightTouch-Lexington. The note and the assumed liabilities are expected to be paid from cash flow generated by the operations of LightTouch-Lexington.

         Dr. John L. Buker will be responsible for the professional medical services rendered at the LightTouch-Lexington center pursuant to the terms of a Medical Director and Administrative Services Agreement.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.  OTHER EVENTS

         Not Applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Financial statements of businesses acquired:  To be filed by amendment

    (b)  Pro forma financial information:  To be filed by amendment

    (c)  Exhibits

REGULATION                                                          CONSECUTIVE
S-K NUMBER                         DOCUMENT                            NUMBER

   2.1          Agreement of Merger dated June 8, 2000                  4

  10.1          Promissory Note dated June 8, 2000                      32

  10.2          Leasehold Mortgage and Security Agreement
                dated June 8, 2000                                      38

  10.3          Security Agreement dated June 8, 2000                   52

  10.4          Medical Director and Administrative Services            64
                Agreement dated June 8, 2000

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                LIGHTTOUCH VEIN & LASER, INC.

June 21, 2000                                   By: /S/ GREGORY F. MARTINI
                                                   ----------------------------
                                                   Gregory F. Martini, President